Vanguard LifeStrategy Funds

Supplement to the Prospectus Dated June 8, 2009

New Target Index for One of the Underlying Funds of Vanguard LifeStrategy® Funds

Effective immediately, Vanguard Total Bond Market II Index Fund, one of the underlying funds in which each Vanguard LifeStrategy Fund invests, will track the Barclays Capital U.S. Aggregate Float Adjusted Index. The underlying fund’s board of trustees approved the change after deciding that the new float-adjusted index will better track the bond markets targeted by that underlying fund’s investment objectives. All references to the Barclays Capital U.S. Aggregate Bond Index are hereby replaced with the Barclays Capital U.S. Aggregate Float Adjusted Index.

The new target index is expected to track the same market segments as the former target index, so the investment objective and risks described in the LifeStrategy Funds’ current prospectus are not expected to change. The underlying fund’s new target index could lead to different investment returns (either lower or higher) or different levels of volatility than its current index over any period of time.

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